UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 10, 2014

Date of Report (date of earliest event reported)

MODEL N, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35840	77-0528806
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1600 Seaport Drive, Suite 400

Pacific Shores Center – Building 6

Redwood City, California 94063

(Address of principal executive offices) (Zip Code)

(650) 610-4600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 10, 2014, Model N, Inc. issued a press release announcing its financial results for the fourth quarter and fiscal year 2014, which ended September 30, 2014. A copy of the press release is attached as Exhibit 99.01 to this current report on Form 8-K and is incorporated by reference herein.

The information contained in this Item 2.02 of this current report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished herewith:

Exhibit Number	Description

99.01	Press Release entitled “Model N Announces Fourth Quarter and Fiscal Year 2014 Financial Results,” dated November 10, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODEL N, INC.

Date: November 10, 2014	By:	/s/ Mark Tisdel
Mark Tisdel
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.01	Press Release entitled “Model N Announces Fourth Quarter and Fiscal Year 2014 Financial Results,” dated November 10, 2014.